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                                                                  Rule 424(b)(3)
                                                              Reg. No. 333-46055


                                BROOKE GROUP LTD.


                       SUPPLEMENT DATED NOVEMBER 15, 1999
                         TO PROSPECTUS DATED MAY 4, 1999


    The Prospectus of Brooke Group Ltd. (the "Company") dated May 4, 1999 relating to the Company's common stock, $.10 par value per share (the "Common Stock"), is hereby supplemented by the information contained in the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1999, a copy of which is set forth herein.